U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                               __________________

                              Amendment  No.  3  to
                                FORM  8-K12G-3

                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  September  4,  2001
                                                  ------------------


                            Apache  Motor  Corporation
                            ------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


         Nevada                  000-33149              76-0603927
         ------                  ---------              ----------

     (State  or  other                (Commission             (I.R.S.  Employer
      Jurisdiction                  File  Number)           Identification  No.)
     of  incorporation)

           141-757  West  Hastings  Street,  Suite  676
           Vancouver,  British  Columbia,  Canada                 V6C  1A1
           ----------------------------------------                --------
           (Address  of  principal  executive  offices)           (Zip  Code)


Registrant's  telephone  number,  including  area  code:   (604)  681-7806
                                                        --------------------


Former  Name  and  Address  (on  Form  10-SB  filed  March  21,  2000):

        Cambridge  Creek  Companies,  Ltd.*
        Suite  37  -  B3  -  1410  Parkway  Boulevard
        Coquitlam,  British  Columbia
        Canada  V3E  3J7

*This report is being filed with the Commission by the Registrant as a Successor Issuer to Cambridge Creek Companies, Ltd. by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The Commission File Number of Cambridge Creek Companies, Ltd. is 000-30041 and its CIK is 0001090951.

                     INFORMATION TO BE INCLUDED IN THE REPORT

                                                                         Page
                                                                         ----
Item 1. Changes in Control of Registrant                                   3

Item 2. Acquisition or Disposition of Assets                               4
        (a)   Description of Business                                      4
        (b)   Management's Discussion and Analysis or Plan of Operation   10
        (c)   Properties                                                  17
        (d)   Security Ownership of Certain Beneficial Owners and
              Management                                                  17
        (e)   Directors, Executive Officers, Promoters and Control
              Persons                                                     18
        (f)   Executive Compensation                                      18
        (g)   Certain Relationships and Related Transactions              19
        (h)   Description of Securities                                   19
        (i)   Market Price of and Dividends on the Registrant's Common
              Equity and Other Shareholder Matters                        20
        (j)   Legal Proceedings                                           21
        (k)   Changes in and Disagreements With Accountants               21
        (l)   Recent Sales of Unregistered Securities                     21
        (m)   Indemnification of Directors and Officers                   23
        (n)   Reports to Shareholders                                     23

Item 5. Other Events                                                      23

Item 7. Financial Statements and Exhibits                                 24

SIGNATURES                                                                24

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Merger Agreement
----------------

Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated August 31, 2001, (effective September 4, 2001) Apache Motor Corporation (the "Company" and formerly Vitaminoverrun.com Corp.), a Nevada corporation, acquired all of the outstanding shares of the common stock of Cambridge Creek Companies, Ltd. ("Cambridge"), a Nevada corporation, from the shareholders of Cambridge in an exchange for an aggregate of 50,000 shares of common stock of the Company plus $35,000.00 and merged with Cambridge (the "Merger").

The Merger was approved by the unanimous consent of the Board of Directors of Cambridge and its shareholder on August 31, 2001. The Merger was also approved by unanimous consent of the Board of Directors of the Company on August 31, 2001. No Company shareholder vote was required. The Merger was effective on September 4, 2001. The Merger is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Upon effectiveness of the Merger and pursuant to Rule 12g-3(a) of the General Regulations of the U.S. Securities and Exchange Commission ("SEC"), the Company elected to become the successor issuer to Cambridge for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and elects to report under the Exchange Act beginning effective September 4, 2001.

The Company will continue to retain Pannell Kerr Forster as the auditor for the surviving entity. Pannell Kerr Forster has been the auditor for Apache Motor Corporation and has performed the Company's annual audit for the previous fiscal year, thus the Company, as successor registrant of Cambridge, is not treating this as a change in registrant's certifying accountant for reporting purposes.

A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Control of the Company
----------------------

The Company had 22,550,000 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Merger, and 22,600,000 shares issued and outstanding following the Merger. Cambridge had 2,500,000 shares of common stock, par value $0.001 per share, issued and outstanding prior to the Merger. Immediately upon the effectiveness of the Merger, each Cambridge share of common stock was cancelled.

The executive officer and director of Cambridge, Douglas Roe, resigned such offices as a result of the Merger. The executive officers and directors of the Company will serve as the executive officers and directors of the surviving corporation.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Upon the effective date of the merger, September 4, 2001, Cambridge ceased to exist and all of its assets and liabilities became those of the Company.

The consideration exchanged pursuant to the Merger Agreement was negotiated between Cambridge and the Company. In evaluating the Merger, Cambridge used criteria such as the value of assets of the Company, the Company's anticipated operations and acquisitions, business name and reputation, quality of management, and current and anticipated operations. Cambridge determined that the consideration for the Merger was reasonable. In evaluating Cambridge, the Company primarily focused on Cambridge's status as a reporting issue under
Section  12(g)  of  the  Exchange  Act.

In exchange for all of the outstanding shares of common stock of Cambridge, being 2,500,000 common shares, the Company issued from its treasury an aggregate of 50,000 shares of its common stock, having a par value of $0.001 per share, and paid $35,000.00 to the shareholder of Cambridge.

The offering of the Company's shares to the shareholder of Cambridge was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the "Act"). As a result, the 50,000 shares of the Company's common stock held by the shareholder of Cambridge are "restricted securities" subject to Rule 144 of the Act.

                         (a) DESCRIPTION OF BUSINESS

Description of the Business of Cambridge
----------------------------------------

Cambridge was organized under the laws of the State of Nevada on May 27, 1999. Cambridge's principal business objective has been to locate and acquire an operating business entity, which management of Cambridge determined would be a suitable acquisition (a "Target Company"). Cambridge recognized that as a result of its limited financial, managerial and other resources, the pool of suitable businesses that would be available to it would be limited. Cambridge's principal business objective was focused on long term growth upon acquisition of a Target Company.

Cambridge did not restrict its search to any specific business, industry or geographic location. It sought to acquire a Target Company that was looking to avail itself of the benefits of being a "reporting issuer" in order to facilitate capital formation to expand into new markets.

In order to better facilitate its business goals, Cambridge voluntarily filed with the SEC a Form 10-SB on March 21, 2000 and became a "reporting issuer" under the Exchange Act sixty days later. From the time it became a reporting issuer until the Merger, Cambridge did not engage in any business activities other than identifying and investigating potential Target Companies. With its limited finances and absence of material assets or liabilities, Cambridge decided to forego the acquisition of another business and instead agreed to be

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acquired  by  the Company. Under the terms of the Merger, all of the outstanding assets  and  liabilities  of  Cambridge  were  assumed  by  the  Company.

Further detailed information about Cambridge can be found in its Form 10-SB filed with the SEC on March 21, 2000 and its Exchange Act reports.

Description of Business of the Company
--------------------------------------

General

Apache Motor Corporation was incorporated under the laws of the State of Nevada on April 2, 1999 as Vitaminoverrun.com Corp., changed its name to Apache Motor Corporation on August 30, 2001, and is in its early developmental and promotional stages. The founders of the Company were David Mortenson and John Bauska. To date, the Company's only activities have been organizational, directed at acquiring its principal asset, raising its initial capital and developing its business plan. The Company has not commenced commercial operations. The Company has no full time employees and owns no real estate. The Company's business plan to sell Vitamineralherb.com products to specific markets pursuant to a license agreement with Vitamineralherb.com. The Company intends to market high quality, low cost vitamins, minerals, nutritional supplements, and other health and fitness products to medical professionals, alternative health professionals, martial arts studios and instructors, sports and fitness trainers, other health and fitness professionals, school and other fund raising programs and other similar types of customers via the Internet for sale to their clients. In addition, the Company is considering the acquisition of The Apache Motor Corp., an Alberta, Canada company, which is currently focused on designing a lightweight and efficient line of radial combustion engines.

The Company's initial business intention started with its plan to market high quality, low cost vitamins, minerals, nutritional supplements and other health and fitness products to a broad market through its own Internet web-site whereby customers would order from the Company's web-site and the order would then be immediately placed with a manufacturer. The Company's original intention was to place orders with major manufacturers who may have production over runs and thereby be willing to sell the over run products at a reduced cost. In pursuing its original business plan, the Company was introduced to Vitamineralherb.com, refocused its business direction and entered into a license agreement with Vitamineralherb.com.

The License

The Company has a three year license to market and sell vitamins, minerals, nutritional supplements, and other health and fitness products via the Internet for sale to their clients. The Company acquired the license on April 28, 1999, from David R. Mortenson & Associates, a Texas general partnership, for an aggregate of 2,000,000 shares of the Company's common stock. The shares were distributed to the ten members in blocks of 200,000 shares. The Company's territory is the country of Ireland. The license will be automatically renewed unless the Company or Vitamineralherb.com gives the other notice of its intent not to renew.

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Vitamineralherb.com  has  agreed  to  provide  certain  business  administrative services to the Company , including product development, web-site creation and maintenance, establishment of banking liaisons, and development and maintenance of an order fulfillment system, thereby enabling the Company to focus strictly on marketing, sales and business development. Vitamineralherb.com sets the price for products based on the manufacturer's price, plus a mark up, which Vitamineralherb.com and the Company share equally.

The Company and its customers will also be able to request quotes for and order custom-formulated and custom-labeled products via the web-site. When a fitness or health professional becomes a client, the Company's salesperson will show the client how to access the Vitamineralherb.com web site. The client is assigned an identification number that identifies it by territory, salesperson, business name, address, and other pertinent information. The health or fitness professional may then order the products he or she desires directly through the Vitamineralherb.com web site. The customer will be asked to pay for the purchase with a credit card, electronic check ("e-check"), or debit card. All products will be shipped by the manufacturer directly to the professional or its clients.

Vitamineralherb.com maintains the web-site, and each licensee pays an annual web-site maintenance fee of $500. Vitamineralherb.com's Internet clearing bank handles all financial transactions. The Vitamineralherb.com webmaster downloads e-mail orders several times a day, checks with the clearing bank for payment and then submits the product order and electronic payment to International Formulation and Manufacturing. Vitamineralherb.com then forwards the money due the Company via electronic funds transfer. Vitamineralherb.com's software tracks all sales through the customer's identification number, and at month end, e-mails to the Company and customer a detailed report including sales commissions. Vitamineralherb.com has indicated that it will use e-commerce advertising such as banner ads on major servers and web sites, as well as trying to insure that all major search engines pick Vitamineralherb.com first. Sales originating from the web site to customers located in Ireland will automatically be assigned to the Company.

Background  on  the  Manufacturer  and  Distributor

On July 5, 2001, Vitamineralherb.com entered into a manufacturing agreement with Gaia Garden Herbal Dispensary and Alta Natural, nutraceutical manufacturing firms. These firms manufacture vitamin, mineral, nutritional supplement and alternative health products for various marketing organizations; they do no retail marketing. In addition to a line of standard products, the companies are able to manufacture custom blended products for customers and supply privately-labeled products for the Company's customers at a minimal added cost.

Implementation  of  Business  Plan

The Company's current business plan involves selling Vitamineralherb.com products to targeted markets. If the Company is able to generate enough interest in its products, it intends to employ salespeople to call on medical professionals, alternative health professionals, martial arts studios and instructors, sports and fitness trainers, other health and fitness professionals, school and other fund raising programs and other similar types of customers to interest these professionals in selling to their clients what the

Company believes are high-quality, low-cost vitamins, minerals, nutritional supplements and other health and fitness products. These professionals would sell the products to their clients via the Internet.

No commitments to provide additional funds have been made by management or shareholders. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to the Company or at all. If the Company does not have sufficient funds to meet its business plan objectives, it may be unable to fully implement its business plan and generate enough revenue to sustain its business operations.

Industry  Background

The Internet has become an increasingly significant medium for communication, information and commerce. According to NUA Internet Surveys, as of February 2000, there were approximately 275.5 million Internet users worldwide. At the IDC Internet Executive Forum held on September 28-29, 1999, IDC stated that in 1999 US $109 billion in purchases involved the Internet. IDC's vice president, Sean Kaldor, indicated that figure is expected to increase more than ten-fold over the next five years to US $1.3 trillion in 2003, with $842 million completed directly over the world wide web. The Company believes that this dramatic growth presents significant opportunities for online retailers.

In recent years, a growing awareness of vitamins, herbs, and other dietary supplements by the general public has created a whole new segment in the field of medicine and health care products. According to Jupiter Communications, online sales of such products are expected to be US $434 million in the year 2003, up from $1 million in 1998. The Company believes that several factors are driving this growth, including a rapidly growing segment of the population that is concerned with aging and disease, a growing interest in preventative health care, favorable consumer attitudes toward alternative health products and a favorable regulatory statute, the Dietary Supplement Health and Education Act of 1994.

Competition

The electronic commerce industry is new, rapidly evolving and intensely competitive and the Company expects competition to intensify in the future. Barriers to entry are minimal and current and new competitors can launch sites at a relatively low cost. In addition, the vitamin, supplement, mineral and alternative health product market is very competitive and highly fragmented, with no clear dominant leader and increasing public and commercial attention.

The  Company's  competitors  can  be  divided  into  several  groups  including:

  * traditional vitamins, supplements, minerals and alternative health products retailers;

  * the online retail initiatives of several traditional vitamins, supplements, minerals and alternative health products retailers;

  * online retailers of pharmaceutical and other health related products that also carry vitamins, supplements, minerals and alternative health products;

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  *  independent online retailers specializing in vitamins, supplements, minerals and alternative health products;

  * mail-order and catalog retailers of vitamins, supplements, minerals and alternative health products, some of which have already developed online retail outlets; and

  * direct sales organizations, retail drugstore chains, health food store merchants, mass market retail chains and various manufacturers of alternative health products.

Many of the Company's competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than the Company has. In addition, an online retailer may be acquired by, receive investments from, or enter into other commercial relationships with, larger, well-established and well-financed companies as use of the Internet and other electronic services increases.
Competitors have and may continue to adopt aggressive pricing or inventory availability policies and devote substantially more resources to web site and systems development than the Company does. Increased competition may result in reduced operating margins and loss of market share.

The Company believes that the principal competitive factors in its market are:

  *  ability  to  attract  and  retain  customers;

  *  breadth  of  product  selection;

  *  product  pricing;

  *  ability  to  customize  products  and  labeling;

  *  quality  and  responsiveness  of  customer  service.

The Company believes that it can compete favorably on these factors. However, the Company will have no control over how successful its competitors are in addressing these factors. In addition, with little difficulty, the Company's online competitors can duplicate many of the products or services offered on the Vitamineralherb.com site.

The Company believes that traditional retailers of vitamins, supplements, minerals and other alternative health products face several challenges in succeeding:

  * Lack of convenience and personalized service. Traditional retailers have limited store hours and locations. Traditional retailers are also limited in their ability to provide consumers with product advice tailored to their particular situation.

  * Limited product assortment. The capital and real estate intensive nature of store-based retailers limit the product selection that can be economically offered in each store location.

  * Lack of customer loyalty. Although the larger traditional retailers often attract customers, many of these customers are only one-time users. People are often attracted to the name brands, but find the products too

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Page 9

     expensive. It is understood that these are quality products and have value, but the multilevel structure of marketing often employed by large retailers mandate high prices.


As a result of the foregoing limitations, the Company believes there is significant unmet demand for an alternative shopping channel that can provide consumers of vitamins, supplements, minerals and other alternative health products with a broad array of products and a convenient and private shopping experience.

The Company hopes to attract and retain consumers through the following key attributes of its business:

  * Broad Expandable Product Assortment. The Company's product selection is substantially larger than that offered by store-based retailers.

  * Low Product Prices. Product prices can be kept low due to volume purchases through the Company's affiliation with Vitamineralherb.com and other licensees. Product prices will also be lower due to the Company's lack of need of inventory and warehouse space. All products are shipped from International Formulation and Manufacturing's inventory.

  * Accessibility to Customized Products. At minimal cost, health and fitness practitioners may offer their customers customized products.

  * Access to Personalized Programs. Health or fitness professionals can tailor vitamin and dietary supplement regimes to their clients.

Regulatory  Environment

     The manufacturing, processing, formulating, packaging, labeling and advertising of the products the Company sells may be subject to regulation by one or more U.S. federal agencies, including the Food and Drug Administration, the Federal Trade Commission, the United States Department of Agriculture and the Environmental Protection Agency. These activities also may be regulated by various agencies of the states, localities and foreign countries in which consumers reside.

     In general, existing laws and regulations apply to transactions and other activity on the Internet; however, the precise applicability of these laws and regulations to the Internet is sometimes uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and, as a result, do not contemplate or address the unique issues of the Internet or electronic commerce. Nevertheless, numerous federal and state government agencies have already demonstrated significant activity in promoting consumer protection and enforcing other regulatory and disclosure statutes on the Internet. Additionally, due to the increasing use of the Internet as a medium for commerce and communication, it is possible that new laws and regulations may be enacted with respect to the Internet and electronic commerce covering issues such as user privacy, freedom of expression, advertising, pricing, content and quality of products and services, taxation, intellectual property rights and information security. The adoption of such laws or regulations and the applicability of existing laws and regulations to the Internet may impair the growth of Internet use and result in a decline in the Company's sales.

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Page 10

Employees

The Company is a development stage company and currently has no employees. Christine Cerisse, its sole officer and director, currently manages the Company. The Company looks to Ms. Cerisse for her entrepreneurial skills and talents. For a complete discussion of Ms. Cerisse's experience, please see "Directors and Executive Officers." Management plans to use consultants, attorneys and accountants as necessary . The Company may hire marketing employees based on the projected size of the market and the compensation necessary to retain qualified sales employees. A portion of any employee compensation likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of its common stock.

Reports to Security Holders

The Company has voluntarily elected to file this Form 8-K in order to become a reporting company under the Securities Exchange Act of 1934, as amended.
Following the effective date of the Merger, the Company will be required to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended. The Company will file annual, quarterly and other reports with the Securities and Exchange Commission. The Company will also be subject to the proxy solicitation requirements of the Securities Exchange Act of 1934, as amended, and, accordingly, will furnish an annual report with audited financial statements to its stockholders.

Press Release on Merger

The Company issued a press release with respect to the Merger on September 6, 2001, a copy of which is attached as Exhibit 99 to this Form 8-K.

(b) MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the audited financial statements and accompanying notes and the other financial information appearing elsewhere in this Form 8-K.

This Form 8-K contains forward-looking statements, the accuracy of which involves risks and uncertainties. Words such as "anticipates," "believes,"
"plans," "expects," "future," "intends" and similar expressions are used to identify forward-looking statements. This Form 8-K also contains forward-looking statements attributed to certain third parties relating to their estimates regarding the potential markets for Vitamineralherb.com products. Prospective investors should not place undue reliance on these forward-looking statements, which apply only as of the date of this Form 8-K. The Company's actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by the Company described elsewhere in this Form 8-K. The following discussion and analysis should be read in conjunction with the Company's financial statements and notes thereto and other financial information included elsewhere in this Form 8-K.

Plan of Operation

During the period from April 2, 1999 (date of incorporation) through August 31, 2001 the Company has engaged in no significant operations other than organizational activities and acquisition of the rights to market Vitamineralherb.com products. The Company received no revenues during this period.

For the current fiscal year, the Company anticipates incurring a loss as a result of organizational expenses and expenses associated with setting up a company structure to begin implementing its business plan. The Company anticipates that until these procedures are completed, it will not generate revenues, and may continue to operate at a loss thereafter, depending upon the performance of the business.

The Company's business plan is to conduct market analysis regarding the demand for the Vitamineralherb.com products in its exclusive market, and, if the products prove to be in demand, begin marketing and selling Vitamineralherb.com products.

Liquidity and Capital Resources

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or shareholders' equity. Consequently, the Company's balance sheet as of August 31, 2001 reflects total assets of $0.00, in the form of a license and capitalized organizational costs. Organizational expenses of $3,385.00 were paid for by the initial share-holders and expensed to operations.

The Company expects to carry out its plan of business as discussed above. The Company has no immediate expenses, other than the $3,385.00 of organizational expenses incurred and paid by the initial shareholders on behalf of the Company plus $4,304.00 in other expenses to August 31, 2001. Christine Cerisse will serve in her capacity as an officer and director of the Company without compensation until a market is developed for the Vitamineralherb.com products or the Company successfully pursues another source of revenue.


If the Company is able to generate enough interest in its products, it intends to employ sales people to call on medical professionals, alternative health professionals, martial arts studios and instructors, sports and fitness trainers, other health and fitness professionals, school and other fund raising programs and other similar types of customers to interest these professionals in selling to their clients high-quality, low-cost vitamins, minerals, nutritional supplements, and other health and fitness products. These professionals will sell the products to clients via the Internet. Based primarily on discussions with the licensor, the Company believes that during its first operational year, it will need a capital infusion of approximately $25,000.00 to achieve a sustainable sales level where ongoing operations can be funded out of revenues. This capital infusion is intended to cover costs of advertising, hiring two commissioned salespeople, and administrative expenses.

In addition to its Vitamineralherb.com license, the Company may engage in a combination with another business. The Company cannot predict the extent to which its liquidity and capital resources will be diminished prior to the consummation of a business combination or whether its capital will be further depleted by the operating losses (if any) of the business entity with which the Company may eventually combine.

The Company has engaged in extensive discussions concerning a business combination with The Apache Motor Corp., and may enter into a share exchange agreement which would enable it to acquire The Apache Motor Corp. in the near term . The Apache Motor Corp. is an Alberta, Canada corporation located in
Calgary and engaged in the development and marketing of a radial combustion engine.

The Company will need additional capital to carry out its business plan and/or to acquire The Apache Motor Corp. No commitments to provide additional funds have been made by management or other shareholders. Accordingly, there can be no assurance that any additional funds will be available on terms acceptable to the Company or at all. The Company has no commitments for capital expenditures.

Risk Factors Associated with the Company and Its Business
---------------------------------------------------------

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

     LIMITED OPERATING HISTORY

The Company's limited operating history makes evaluation of the Company's current business and the forecasting of the Company's future results difficult. The Company has only a limited operating history upon which an evaluation of the Company's current business and prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has no record of commercial production, earnings or sales. The Company, therefore, is considered promotional and in its early formative and development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level.

     FUTURE GROWTH PREDICTIONS MAY BE INACCURATE

The Company's limited operating history makes the prediction of future results difficult or impossible. Furthermore, the Company's limited operating history leads the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

     THE COMPANY ANTICIPATES INCURRING LOSSES INTO THE FUTURE

The Company anticipates incurring losses for the foreseeable future. The extent of future losses will depend, in part, on the amount of growth in revenues from the Company's services and products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future. The Company's auditors have expressed doubt about the Company's ability to continue as a going concern.

COMPETITION  FROM  LARGER  COMPANIES  IS  EXPECTED

The industries in which the Company competes are intensely competitive and the Company competes and will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

     THE COMPANY CURRENTLY DEPENDS ON A LIMITED NUMBER OF SUBCONTRACT SUPPLIERS

Serving as a market distributor of vitamin, mineral and other nutritional supplements is the primary business of the Company. In the case that any subcontracted manufacturers that the Company is representing fail to meet delivery, quality and technology requirements of the customer, the Company would be exposed to the possible risks to take certain responsibilities for customers' claims and could suffer a possible loss of revenues or higher than anticipated costs of revenues, any of which could seriously harm its operating results.

     THE INSTABILITY OF THE INTERNET MAY AFFECT CUSTOMERS' ABILITIES TO UTILIZE THE COMPANY'S PRODUCTS AND SERVICES.

The Internet may not be able to support the demands placed on it by continued growth. The Company will be highly dependent on the Internet to provide its products to the marketplace. Customers that employ the Internet for digital copyright services could experience service degradation or latency due to the volume of users. In this case, the tendency of a dissatisfied customer might be to blame the seller (i.e., us) rather than the company providing the Internet access.

     THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS

The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its marketing and distribution of its products, respond to competitive pressures or acquire products, businesses or technologies. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced, stockholders to experience additional dilution, and such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures. The Company's auditors have expressed doubt about the Company's ability to continue as a going concern.

     ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION
 .
The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability.

     NO DIVIDENDS DECLARED NOR ANY LIKELY TO BE DECLARED IN THE FUTURE
 .
The Company has not declared any dividends since inception, and has no present intention of paying any cash dividends on its common stock in the foreseeable future. The payment by the Company of dividends, if any, in the future rests with the discretion of the Company's Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and financial condition, as well as other relevant factors.

     THE POSSIBLE ISSUANCE OF ADDITIONAL SHARES MAY IMPACT THE VALUE OF THE COMPANY'S COMMON STOCK

The Company is authorized to issue up to 100 million shares of common stock. It is the Company's intention to issue more shares than are currently outstanding. Sales of substantial amounts of common stock (including shares issuable upon the exercise of stock options, the conversion of notes payable and the exercise of warrants), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the common stock and the ability of the Company to raise equity capital in the future.

     BOARD OF DIRECTORS AUTHORITY TO SET RIGHTS AND PREFERENCES OF PREFERRED STOCK MAY PREVENT A CHANGE IN CONTROL BY SHAREHOLDERS OF COMMON STOCK

Preferred shares may be issued in series from time to time with such designation, rights, preferences and limitations as the Company's Board of Directors determines by resolution and without shareholder approval. This is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The Board of Directors could use an issuance of Preferred Stock with dilutive or voting preferences to delay, defer or prevent common stockholders from initiating a change in control of the company or reduce the rights of common stockholders to the net assets upon dissolution. Preferred stock issuances may also discourage takeover attempts that may offer premiums to holders of the Company's common stock.

     SHAREHOLDERS DO NOT HAVE THE AUTHORITY TO CALL A SPECIAL MEETING THEREBY DISCOURAGING TAKEOVER ATTEMPTS
 .
Pursuant to the Company's amended and restated articles of incorporation, only the Board of Directors has the power to call a special meeting of the shareholders, thereby limiting the ability of shareholders to effect a change in control of the company.

     SALES AND DISTRIBUTION
 .
The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

     MARKET ACCEPTANCE
 .
The viability of the Company is dependent upon the market acceptance of its current and future products. There is no assurance that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

     THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY
 .
In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

     NO TRADING MARKET FOR THE COMPANY'S COMMON STOCK
 .
No established trading market exists for the Company's securities. The value of the Company's common stock is likely to be adversely affected by the fact that there is no trading market for the stock, the stock is subject to the penny stock rules and the Company may issue additional common stock for funding and other purposes. No assurance can be given that a market for the Company's common stock will develop.

     THE SALE OR TRANSFER OF THE COMPANY'S COMMON STOCK BY SHAREHOLDERS IN THE UNITED STATES MAY BE SUBJECT TO THE SO-CALLED "PENNY STOCK RULES
 ."
Under Rule 15g-9 of the Exchange Act, a broker or dealer may not sell a "penny stock" (as defined in Rule 3a51-1) to or affect the purchase of a penny stock by any person unless:

(a)  such  sale  or  purchase  is  exempt  from  Rule  15g-9;
(b) prior to the transaction the broker or dealer has (i) approved the person's account for transactions in penny stocks in accordance with Rule 15g-9, and
     (ii) received from the person a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased; and
(c) the purchaser has been provided an appropriate disclosure statement as to penny stock investment
 .

The SEC adopted regulations that generally define a penny stock to be an equity security other than a security excluded from such definition by Rule 3a51-1. Such exemptions include, but are not limited to (i) an equity security issued by an issuer that has (A) net tangible assets of at least $2,000,000 if such issuer has been in continuous operations for at least three years, (B) net tangible assets of at least $5,000,000 if such issuer has been in continuous operation for less than three years, or (C) average revenue of at least $6,000,000 for the preceding three years; (ii) except for purposes of Section 7(b) of the Exchange Act and Rule 419, any security that has a price of $5.00 or more; and (iii) a security that is authorized or approved for authorization upon notice of issuance for quotation on the NASDAQ Stock Market, Inc.'s Automated Quotation System.

It is likely that shares of the Company's common stock, assuming a market were to develop in the U.S. therefore, will be subject to the regulations on penny stocks; consequently, the market liquidity for the common stock may be adversely affected by such regulations limiting the ability of broker/dealers to sell the Company's common stock and the ability of shareholders to sell their securities in the secondary market in the U.S. Moreover, the Company's shares may only be sold or transferred by the Company's shareholders in those jurisdictions in the U.S. in which an exemption for such "secondary trading" exists or in which the shares may have been registered.

     CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

     LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM

The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage shareholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a shareholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by-laws. The impact on a shareholder's investment in terms of the cost of defending a lawsuit may deter the shareholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

     CHANGE IN CONTROL AND MANAGEMENT

A business combination involving the issuance of the Company's common stock will, in all likelihood, result in shareholders of the target company obtaining a controlling interest in the Company. Any such business combination may require shareholders of the Company to sell or transfer all or a portion of the Company's common stock held by them. The resulting change in control of the Company will likely result in removal of the present officer of the Company and a corresponding reduction in her participation in the future affairs of the Company.

     REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING BUSINESS COMBINATION

If the Company enters into a business combination with a target company, the combination will result in the Company issuing securities to shareholders of the target entity. The issuance of previously authorized and unissued common stock of the Company would result in a reduction in percentage of shares owned by the present shareholders of the Company.

(c)  PROPERTIES

The Company currently maintains limited office space at Suite 676, 141-757 West Hastings Street, Vancouver, British Columbia, Canada for which it pays no rent. Its phone number is 604-681-7806. The Company does not believe that it will need to obtain additional office space at any time in the foreseeable future until its business plan is more fully implemented.

(d)  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2001, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown. On August 31, 2001, there were 22,550,000 shares of common stock issued and outstanding.

                                                     Number of     Percentage of
     Name                                           Shares Held    Shares Owned
     ----                                           ------------   -------------
     Christine Cerisse                                      0          0.0%
     John T. Bauska                                 6,265,033         27.8%
     David R. Mortenson                             6,265,010         27.8%
     Thomas and Viola Edling, husband and wife      2,000,000          8.87%
     ALL EXECUTIVE OFFICERS AND
     DIRECTORS AS A GROUP (1 person)                        0          0.0%

(e)  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth the name, age and position of each director and executive officer of the Company

Name                Age     Position
----                ---     --------
Christine  Cerisse  46  President,  Secretary,  Treasurer  and  sole  Director

Ms. Cerisse has spent over 20 years in the financial industry in the field of financial planning and financial management. In the last five years, Ms. Cerisse has had senior management responsibility in various marketing and financial ventures. She is a Chartered and Registered Financial Planner. From May 1995 to March 2001, Ms. Cerisse was a principal in Cerisse Capital Corporation (a.k.a.
White Hills Management Group) where she provided management and business consulting for start-up project teams. Additionally, Ms. Cerisse has three years of experience as a nurse and three years of experience in marketing vitamins and nutritional supplements. Currently, she is Managing Director of Sierra Group, Inc., which advises private companies in becoming public on the Over-the-Counter Bulletin Board.

Ms. Cerisse has been a principal in various entrepreneurial businesses, including real estate development and property management, financial investment and broker-dealer security houses, product distribution networks, the restaurant business, and environmental and Internet-related companies. She has over 20 years of sales and marketing experience, both of products and services in various industries including nutrition and health, financial services, and technology. Ms. Cerisse has been responsible for raising over 40 million dollars of financing for various private and public companies. She has assisted various companies in corporate management, preparation of contracts and financial documentation.

(f)  EXECUTIVE COMPENSATION

No officer or director has received any remuneration from the Company. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the implementation of the Company's business plan.

The Company has no stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of its directors or officers, but the board of directors may recommend adoption of one or more such programs in the future. The Company has no employment contract or compensatory plan or arrangement with any executive officer of the Company. The directors currently do not receive any cash compensation from the Company for their service as members of the board of directors. Directors will be, however, reimbursed for expenses incurred from their membership on the Board of Directors. There is no compensation committee, and no compensation policies have been adopted. See "Certain Relationships and Related Transactions."

(g)  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No director, executive officer or nominee for election as a director of the Company, and no owner of five percent or more of the Company's outstanding shares or any member of their immediate family has entered into or proposed any transaction in which the amount received exceeds $60,000.

There is no known relationship between any of the directors and executive officers of the Company with major clients or providers of essential products and technology. The Company acquired the Vitamineralherb.com license from a partnership of which David R. Mortenson, a director (former) and major shareholder of the Company, was a partner.

In the event conflicts do arise, the Company will attempt to resolve any such conflicts of interest in favor of the Company. The directors and executive officers of the Company are accountable to the Company and its shareholders as fiduciaries, which requires that such directors and executive officers exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company to recover damages or for other relief in cases of conflict resolution in any manner prejudicial to the Company.

(h)  DESCRIPTION OF SECURITIES

Common Stock

The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares, par value $0.001 per share, of common stock and the issuance of 20,000,000 shares, par value $0.001 per share, of preferred stock. Each record holder of common stock is entitled to one vote for each share held on all matters properly submitted to the stockholders for their vote. The Articles of Incorporation do not permit cumulative voting for the election of directors.

Holders of outstanding shares of common stock are entitled to such dividends as may be declared from time to time by the Board of Directors out of legally available funds; and, in the event of liquidation, dissolution or winding up of the affairs of the Company, holders are entitled to receive, ratably, the net assets of the Company available to stockholders after distribution is made to the preferred shareholders, if any, who are given preferred rights upon liquidation. Holders of outstanding shares of common stock have no preemptive, conversion or redemptive rights. All of the issued and outstanding shares are, and all unissued shares when offered and sold, will be duly authorized, validly issued, fully paid, and non-assessable. To the extent that additional shares of the Company's common stock are issued, the relative interests of then existing stockholders may be diluted.

Transfer Agent

The Company is currently serving as its own transfer agent, and plans to continue to serve in that capacity until such time as management believes it is necessary or appropriate to employ an independent transfer agent in order to facilitate the creation of a public trading market for the Company's securities. Should the Company's securities be quoted on any exchange or OTC quotation system or application is made to have the securities quoted, an independent transfer agent will be appointed.

 (i) MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

No established public trading market exists for the Company's securities. The Company has no common equity subject to outstanding purchase options or warrants. The Company has no securities convertible into its common equity. There is no common equity that the Company has agreed to register under the Act for sale by shareholders.

On August 31, 2001, 10,000,000 of the Company's outstanding common shares were eligible for sale without condition under Rule 144(k). The remaining 12,550,000 of these shares are either restricted from sale due to the amount of time they have been held or are held by affiliates and may be sold under Rule 144 only in compliance with the public information, volume limitation, manner of sale and notice conditions of the rule.

In general, a sale under Rule 144 after holding shares for more than one year but less than two years requires compliance with the following material conditions:

  * public information-we must be current in our requirement to file our quarterly and annual reports with the SEC, as well as any reports required to be filed on Form 8-K for material events;

  * volume limitation-during any three-month period a shareholder may not sell more than one percent of our total outstanding shares, as shown on our most recent quarterly or annual report;

  * manner of sale-the shares must be sold in a market transaction through a broker or market maker, generally without solicitation of a buyer; and

  * notice-except for certain de minimis sales, the seller must file a Form 144 with the SEC.

Sales of unregistered securities by an affiliate must always comply with these four conditions. After holding their shares for more than two years, shareholders who are not affiliates may sell their shares without having to comply with these conditions. Rule 144 has a number of exceptions and complications, and any sale under Rule 144 requires an opinion of counsel reasonably satisfactory to us.

There are no contractual restrictions prohibiting the sale of any of the Company's outstanding shares.

Holders

As of August 31, 2001, there were 22,550,000 shares of common stock outstanding, held by over 300 shareholders of record.

Dividends

To date the Company has not paid any dividends on its common stock and does not expect to declare or pay any dividends on such common stock in the foreseeable future. Payment of any dividends will be dependent upon the Company's future earnings, if any, its financial condition, and other factors as deemed relevant by the Board of Directors.

(j)  LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceeding or litigation and none of its property is the subject of a pending legal proceeding. Further, the directors and executive officers know of no legal proceedings against the Company or its property contemplated by any governmental authority.

No director, officer, or affiliate of the Company and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder, is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

(k)  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.

(l)  RECENT SALES OF UNREGISTERED SECURITIES

Name of                  Date of                        Purchase       Price per
Shareholder              Purchase          Shares        Price          Share
-----------              --------          ------        -----          -----
John T. Bauska            4/2/99 1        6,250,000    $1,250.00        $0.001

David R. Mortenson        4/2/99 1        6,250,000    $1,250.00        $0.001

Gene Fritsch              4/28/99 2       1,000,000    $  200.00        $0.001

Joshua D. Smetzer         4/28/99 2       1,000,000    $  200.00        $0.001

Roland Verdun             4/28/99 2       1,000,000    $  200.00        $0.001

Michael N. Galatian       4/28/99 2       1,000,000    $  200.00        $0.001

Roy Donovan Hinton Jr.    4/28/99 2       1,000,000    $  200.00        $0.001

Marie M. Charles          4/28/99 2       1,000,000    $  200.00        $0.001

Joshua J. Mortenson        4/28/99 2       1,000,000   $  200.00        $0.001

Weston Haskell            4/28/99 2       1,000,000    $  200.00        $0.001

Viola P. Edling           4/28/99 2       1,000,000    $  200.00        $0.001

Thomas Edling             4/28/99 2       1,000,000    $  200.00        $0.001

Canadex Ventures Inc.     8/29/01 3          50,000    $    5.00        $0.001

1.   Issued in consideration of pre-incorporation services and expenses.

2. Issued in consideration for the acquisition of Company assets (the Vitamineralherb.com License).

3. Issued in consideration for certain product purchase rights. The shares are to be issued to the individual shareholders of Canadex Ventures Inc.

1 & 2 The Company originally issued 4,500,000 shares of common stock of $0.001 par value for value to the Company of $4,500.00. Subsequently, the Company forward split its shares of common stock on a 5 for 1 basis to create 22,500,000 shares of common stock.

Each of the sales listed above was made for cash, services, or in exchange for the Company's assets. All of the listed sales were made in reliance upon the exemption from registration offered by Section 4(2) of the Securities Act of 1933, as amended. The Company had reasonable grounds to believe immediately prior to making an offer to the private investors, and did in fact believe, when such subscriptions were accepted, that such purchasers (1) were purchasing for investment and not with a view to distribution, and (2) had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment and were able to bear those risks. The purchasers had access to pertinent information enabling them to ask informed questions. All such sales were made without the aid of underwriters, and no sales commissions were paid.

On April 2, 1999, the Company issued 12,500,000 (post split) shares of common stock to the two founders in satisfaction of certain organizational costs (approximately $2500.00) and activities performed by the shareholders. The issuance of the shares were exempt from registration under Rule 506 of Regulation D, and sections 3(b) and 4(2) of the Securities Act of 1933, as amended, due to the shareholders being the Company's founders and serving as its initial management, and the limited number of investors (two).

On April 28, 1999, the Company issued a total of 10,000,000 (post split) shares of common stock to ten shareholders. The issuance of the common stock was exempt from registration under Rule 504 of Regulation D and section 3(b) of the Securities Act of 1933, as amended. The Company's shares were valued at $0.001 per share, and they were issued to accredited investors according to an exemption from registration under Texas law that permits general solicitation and general advertising so long as sales are made only to accredited investors. If the exemption under Rule 504 of Regulation D is not available, the Company believes that the issuance was also exempt under Rule 506 of Regulation D and section 3(b) and 4(2) under the Securities Act of 1933, as amended, due to the limited manner of the offering, promptly filing notices of sale, and limiting the issuance of shares to a small number of accredited investors (ten). A separate filing of a Form D has been made to the Securities and Exchange Commission concerning the issuance of the 10,000,000 aforementioned shares.

On August 29, 2001, the Company issued 50,000 shares of common stock to Canadex Ventures Inc. for the rights of first refusal to purchase certain products of Canadex. The 50,000 shares are to be issued to the individual shareholders of Canadex Ventures Inc. There are approximately 300 individual shareholders of Canadex Ventures Inc. The issuance of the common stock was exempt from registration under section 4(2) and Regulation S of the Securities Act of 1933, as amended.

(m)  INDEMNIFICATION OF DIRECTORS AND OFFICERS

In accordance with Nevada law, the Company's Amended and Restated Articles of Incorporation, filed as Exhibit 3.1 to this Form 8-K, provide that the Company may indemnify a person who is a party or threatened to be made a party to an action, suit or proceeding by reason of the fact that he or she is an officer, director, employee or agent of the company, against such person's costs and expenses incurred in connection with such action so long as he or she has acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the company, and, in the case of criminal actions, had no reasonable cause to believe his or her conduct was unlawful. Nevada law requires a corporation to indemnify any such person who is successful on the merits or defense of such action against costs and expenses actually and reasonably incurred in connection with the action.

The Company's amended and restated bylaws, filed as Exhibit 3.2 to this Form 8-K, provide that the Company will indemnify its officers and directors for costs and expenses incurred in connection with the defense of actions, suits, or proceedings against them on account of their being or having been directors or officers of the company, absent a finding of negligence or misconduct in office. The bylaws also permit the Company to maintain insurance on behalf of its officers, directors, employees and agents against any liability asserted against and incurred by that person whether or not the Company has the power to indemnify such person against liability for any of those acts.

Insofar as indemnification for liabilities occurring pursuant to the Act may be permitted to directors, executive officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that it is the opinion of the SEC that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

(n)  REPORTS TO SHAREHOLDERS

The Company plans to furnish its shareholders with an annual report for each fiscal year containing financial statements audited by its independent certified public accountants. Following the merger, the Company is a reporting company under Section 12g of the Exchange Act, and as such is required to file quarterly and annual reports and proxy statements. Any document filed by the Company may be read and copied at the Commission's Public Reference Room located at 450 Fifth Street N.W., Washington D.C. 20549, and the public reference room in Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The Company's filings with the SEC are also available to the public from the SEC's web site at http://www.sec.gov.

ITEM 5.  OTHER EVENTS

Successor Issuer Election
-------------------------

Upon effect of the merger and pursuant to Rule 12g-3(a) under the Exchange Act, the Company became the successor issuer to Cambridge for reporting purposes under the Exchange Act and elected to report under the Exchange Act effective September 4, 2001.

As a reporting issuer, the Company will be registered under the rules of the Exchange Act, prescribing and furnishing the content of proxy statements, quarterly and annual reports to shareholders and other reporting issues. Officers, directors and principal shareholders are required to report under the short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Financial Statements
--------------------

The following are the financial statements of Apache Motor Corporation that are required by Regulation S-B, Item 310(c) and that are filed with this Form 8-K:



Independent Auditors' Report . . . . . . . . . . . . . . . . . . .  F-1

Balance Sheet as at August 31, 2001, 2000 and 1999 (audited) . . .  F-2

Statement of Operations, Cash Flows and Stock Holders' Equity for
the years ended August 31, 2001 and 2000 and for the period from the date of Incorporation, April 2, 1999 to August 31, 1999
(audited). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-3 - F-5

Notes to Financial Statements. . . . . . . . . . . . . . . . . . .  F-6 - F-8




Pro Forma Financial Information
-------------------------------

The financial statements set forth above serve as the pro forma financial statements required by Regulation S-B, Item 310(d), as Cambridge's financial information taken as a whole is immaterial to that of the Company.

Exhibits
--------

Exhibit No.     Description
-----------     ----------------------------------------------------------------
   2**          Agreement and Plan of Merger By and Between Apache Motor
                Corporation and Cambridge Creek Companies Ltd. dated August 31,
                2001

   3.1**        Amended and Restated Articles of Incorporation filed on August
                31, 2001

   3.2**        Amended and Restated By-Laws of Apache Motor Corporation

   4*           Specimen Share Certificate

   10 License Agreement By and Between Vitaminoverrun.com, Inc. and David R. Mortenson & Associates dated April 1, 2001

   99* News Release - Apache Motor Corporation announces merger with Cambridge Creek Companies Ltd.

** Previously filed with the SEC in Amendment No. 1 to the Form 8-K 12g-3 dated September 4, 2001 and filed on September 17, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APACHE MOTOR CORPORATION


December 24, 2001                 By:    /s/ Christine Cerisse
---------------------                 ----------------------------
    (Date)                            Name:    Christine Cerisse
                                             -----------------------
                                       Its:    President
                                             -----------------------

APACHE MOTOR CORPORATION
(Formerly Vitaminoverrun.Com Corp.)
(A Development Stage Company)

Financial Statements
August 31, 2001






INDEX                                                                       Page
-----                                                                       ----

Report of Independent Chartered Accountants                                  F-1

Financial Statements

Balance Sheet                                                                F-2

Statement of Operations                                                      F-3

Statement of Stockholders' Equity (Deficiency)                               F-4

Statement of Cash Flows                                                      F-5

Notes to Financial Statements                                          F-6 - F-8

Page F-1





                     REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
OF APACHE MOTOR CORPORATION (Formerly Vitaminoverrun.Com Corp.)
(A Development Stage Company)

We have audited the balance sheets of Apache Motor Corporation (A Development Stage Company) as at August 31, 2001, 2000 and 1999 and the statements of operations, stockholders' equity (deficiency) and cash flows for the years ended August 31, 2001 and 2000 and for the period from the date of incorporation, April 2, 1999, to August 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Apache Motor Corporation (A Development Stage Company), as at August 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for each of the years and period then ended in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has not generated any revenues or conducted any operations since inception. These factors raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also discussed in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Pannell Kerr Forster

Chartered Accountants

Vancouver, Canada
September 7, 2001

Page F-2

                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                                     Balance Sheets
                                       August 31
                                     (U.S. Dollars)

================================================================================
                                                2001        2000        1999
--------------------------------------------------------------------------------

Assets

License (note 3)                              $     446   $   1,112   $   1,112
--------------------------------------------------------------------------------

                                              $     446   $   1,112   $   1,778
================================================================================

Liabilities

Current
   Accounts payable and accrued liabilities   $   2,700   $   1,200   $       0
--------------------------------------------------------------------------------

Stockholders' Equity (Deficiency)
Common Stock
  Authorized
    20,000,000   Share of preferred stock
                 with a par value of $0.001
                 each

   100,000,000   Shares of common stock
                 with a par value of $0.001
                 each

  Issued and Outstanding
    22,550,000   Shares of common stock           4,550       4,500       4,500
Additional Paid-in Capital                          885         210           0

Deficit Accumulated During the Development
  Stage                                          (7,689)     (4,798)     (2,722)
--------------------------------------------------------------------------------

                                                 (2,254)        (88)      1,778
--------------------------------------------------------------------------------

                                              $     446   $   1,112   $   1,778
================================================================================

See notes to financial statements.

Page F-3

                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                                Statement of Operations
            Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

==================================================================================================================
                                                                                                       Cumulative
                                                                                                          From
                                                                                                        Inception
                                                                                                           to
                                                        Years Ended August 31,                         August 31,
                                               2001              2000              1999                   2001
------------------------------------------------------------------------------------------------------------------
Expenses
   Professional and
     consulting fees                       $     1,500       $         0       $         0           $     1,500
   Organization costs                              675               210             2,500                 3,385
   Other                                            50                 0                 0                    50
   Transfer agent fees                               0             1,200                 0                 1,200
   Amortization                                    666               666               222                 1,554
------------------------------------------------------------------------------------------------------------------
Net Loss                                   $    (2,891)      $    (2,076)      $    (2,722)          $    (7,689)
------------------------------------------------------------------------------------------------------------------
Basic and diluted
   Net loss per share                      $   (0.0001)      $   (0.0001)      $   (0.0001)
==================================================================================================================
Shares Used in Basic
   and Diluted Per Share
   Computation                              22,550,000        22,500,000        22,500,000
==================================================================================================================

See notes to financial statements.

Page F-4
                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                           Statement of Stockholders' Equity
            Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

==================================================================================================================
                                                                                                        Total
                                       Common Stock                 Additional                      Stockholders'
                             Number                                  Paid-in         Accumulated        Equity
                            of Shares            Amount              Capital            Deficit       Deficiency)
------------------------------------------------------------------------------------------------------------------
Inception April 2, 1999           0          $         0         $         0        $         0      $         0

Issuance of common
stock

   For organizational
   cost - April 2, 1999   2,500,000                2,500                   0                  0            2,500

   For license - April
   28, 1999               2,000,000                2,000                   0                  0            2,000

Net loss August 31,
1999                              0                    0                   0             (2,722)          (2,722)

------------------------------------------------------------------------------------------------------------------

Balance, August 31,
1999                      4,500,000                4,500                   0             (2,722)           1,778

Net loss August 31,
2000                              0                    0                   0             (2,076)          (2,076)

Expenses paid by
directors                         0                    0                 210                  0              210
------------------------------------------------------------------------------------------------------------------

Balance, August 31,
2000                      4,500,000                4,500                 210             (4,798)             (88)

Forward split 5 for 1
April 20, 2001           18,000,000                    0                   0                  0                0

Net loss August 31,
2001                              0                    0                   0             (2,891)          (2,891)

Expenses paid by
directors                         0                    0                 675                  0              675

Issuance of common
stock to become
preferred customer
August 29, 2001              50,000                   50                   0                  0               50
------------------------------------------------------------------------------------------------------------------

Balance, August 31,
2001                     22,550,000          $     4,550         $       885        $    (7,689)     $    (2,254)
==================================================================================================================

See notes to financial statements.

Page F-5


                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                                Statement of Cash Flows
            Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

==================================================================================================================
                                                                                                       Cumulative
                                                                                                          From
                                                                                                        Inception
                                                                                                           to
                                                        Years Ended August 31,                         August 31,
                                               2001              2000              1999                   2001
------------------------------------------------------------------------------------------------------------------
Operating Activities
   Net loss                                $    (2,891)      $    (2,076)      $    (2,722)          $    (7,689)
   Non-cash expenses                             1,391               876             2,722                 7,689
Changes in Operating
Asset and Liabilities
   Accounts payable and
    accrued liabilities                          1,500             1,200                 0                     0
------------------------------------------------------------------------------------------------------------------

Net Cash Used by
  Operating Activities                               0                 0                 0                     0
Inflow of Cash                                       0                 0                 0                     0
------------------------------------------------------------------------------------------------------------------

Cash, Beginning and
   End of Year                             $         0       $         0       $         0           $         0
==================================================================================================================

Supplemental Information
   Interest paid                           $         0       $         0       $         0           $         0
   Income taxes paid                       $         0       $         0       $         0           $         0
   Non-cash investing and financing
     activities
   Shares issued for
     acquisition of
     license                               $         0       $         0       $     2,000           $         0
   Shares issued to
     become preferred
     customer                              $        50       $         0       $         0           $         0
Organizational costs
paid by a director on
behalf of the
Company                                    $       675       $       210       $         0           $         0
==================================================================================================================

See notes to financial statements.

Page F-6

                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                            Notes to Financial Statements
         Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

================================================================================

1.   ORGANIZATION AND BASIS OF PRESENTATION

               The Company was incorporated April 2, 1999 in the State of Nevada as Vitaminoverrun.com Corp. and acquired a license to market and distribute a product. On August 30, 2001 the name was changed to Apache Motor Corporation.

               These  financial  statements reflect the accounts of Apache Motor
                    Corporation ("the Company"). The Company did not carry out any business activities from the date of inception (April 2, 1999) to August 31, 2001. The Company is located in Canada and the financial statements are prepared in accordance with accounting principles generally accepted in the United States of America with all figures translated into United States dollars for reporting purposes.

               The Company is defined as a development stage company. Planned principal activities have not yet begun . The ability of the Company to emerge from the development stage with respect to any planned principal business activity is dependent upon its successful efforts to raise additional equity financing. There is no guarantee that the Company will be able to raise any equity financing or find an appropriate merger candidate.

               There  is  substantial  doubt  regarding the Company's ability to continue  as  a  going  concern.

2.   SIGNIFICANT ACCOUNTING POLICIES

     (a)  Foreign currency translation

               The Company's operations and activities are conducted principally in Canada, hence the Canadian dollar is the functional currency, which is translated into U.S. dollars for reporting purposes as follows:

               (i) Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;

               (ii) Non-monetary  assets  and  liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumptions of the liabilities; and

               (iii)  Revenues  and expenditures at the average rate of exchange for  the  year.

               Gains  and  losses  arising  from  this  translation  of  foreign currency will be accounted for as other comprehensive income
                    (loss).

Page F-7

                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                            Notes to Financial Statements
         Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (b)  Net loss per share

               Net loss per share calculations are based on the weighted average number of common shares outstanding during the reporting period.

     (c)  Use of estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

     (d)  Financial instruments

               The Company's financial instruments consist of accounts payable. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.

3.   LICENSE

               The Company acquired a license to market and distribute vitamins, minerals, nutritional supplements and other health and fitness products. The license was granted to the Company by a partnership for consideration of 2,000,000 common shares valued at $2,000. These shares were paid evenly to ten partners. The general manager of that partnership was, at the time, the spouse of a former director and officer of the Company. The costs of acquiring the license are being amortized over three years (the term of the license). To date, no sales have occurred.

Page F-8

                               APACHE MOTOR CORPORATION
                          (Formerly Vitaminoverrun.com Corp.)
                             (A Development Stage Company)
                            Notes to Financial Statements
         Period from Date of Inception (April 2, 1999) to August 31, 2001
                                     (U.S. Dollars)

================================================================================

4.   INCOME TAXES

     The Company has operating losses which may be carried forward to apply against future years' taxable income. The tax effect has not been recorded in these financial statements.

     The components of future income tax assets are as follows:

     ===========================================================================
                                              2001          2000          1999
     ---------------------------------------------------------------------------

     Future income tax assets
       Non-capital loss carry forwards      $ 2,891       $ 2,076       $ 2,722
       Appropriate tax rate                      45%           45%           45%
     ---------------------------------------------------------------------------

                                              1,300           934         1,225
     Less: Valuation allowance               (1,300)         (934)       (1,225)
     ---------------------------------------------------------------------------

     Tax assets                             $     0       $     0       $     0
     ===========================================================================

5.   SUBSEQUENT EVENT

               In an agreement dated August 31, 2001, the Company agreed to issued 50,000 shares of common stock and pay $35,000 for the acquisition and merger of Cambridge Creek Companies, Ltd. ("Cambridge") in exchange for all of Cambridge's issued and outstanding share capital. Cambridge is a development stage company also considered a "blank check" company under the Securities Act of 1933. At August 31, 2001, the Company had neither issued the shares nor paid the $35,000.

EXHIBIT INDEX


Exhibit No.     Description
-----------     ----------------------------------------------------------------
   2**          Agreement and Plan of Merger By and Between Apache Motor
                Corporation and Cambridge Creek Companies Ltd. dated August 31,
                2001

   3.1**        Amended and Restated Articles of Incorporation filed on August
                31, 2001

   3.2**        Amended and Restated By-Laws of Apache Motor Corporation

   4*           Specimen Share Certificate

   10 License Agreement By and Between Vitaminoverrun.com, Inc. and David R. Mortenson & Associates dated April 1, 2001

   99* News Release - Apache Motor Corporation announces merger with Cambridge Creek Companies Ltd.

* Previously filed with the SEC in Amendment No. 1 to the Form 8-K 12g-3 dated September 4, 2001 and filed on September 17, 2001.

** Previously filed with the SEC in Amendment No. 2 to the Form 8-K 12g-3 dated September 4, 2001 and filed on September 27, 2001.

                                 Exhibit 10

                                LICENSE AGREEMENT

THIS LICENSE AGREEMENT ("Agreement") is made and effective as of April 1, 2001 by and between Vitamineralherb.com Corp., a Nevada Corporation ("Grantor"), and Vitaminoverrun.com Corp., a Nevada corporation (.'Licensee"), with reference to the following facts:

A. Grantor owns and operates an Internet marketing system for vitamins, minerals, nutritional supplements, and other health and fitness products (the "Products") in which Grantor offers Products for sale from various suppliers on Grantor's Web Site.

B. Licensee desires to market the Products to medical professionals, alternative health professionals, martial arts studios and instructors, sports and fitness trainers, other health and fitness practitioners, school and
other  fund     raising  programs  and  other  similar  types  of  customers
("Customer(s)") in the Territory, as hereinafter defined. Customers will be able to buy the Products on a continuing basis through Grantor's Web Site. NOW THEREFORE, in consideration of the mutual promises, warranties and covenants herein contained, the parties hereby agree as follows:

1.  Scope  of  Agreement.  This Agreement shall govern all Products sold through
   ---------------------
Grantor's Web Site to Customer(s). Exhibit A contains detailed information - regarding specifications, quality control, pricing and other terms relating to - the Product(s) to be ordered through Grantor's Web Site. The parties agree that Exhibit A will be amended to include similar information with respect to any future orders of the same product or any new Product ordered by Licensee or Customers. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND ANY PURCHASE ORDER SUBMITTED BY CUSTOMER, THE TERMS OF THIS AGREEMENT WILL CONTROL.

2.  Grant  of  License:  Territory.  Territory  shall be the country of Ireland.
    -------------------------------
Grantor  grants  to  Licensee the exclusive rights to market the Products in the
   ---
Territory  through  the  Web  Site.

3.  Consideration. Licensee shall pay Grantor the sum of Ten US Dollars (US $10)
    --------------
for  the  License  upon  execution  of  this  Agreement.

4.  Manufacture  of  Products.  All Products marketed through Grantor's Web Site
    --------------------------
shall be manufactured, packaged, prepared, and shipped in accordance with the specifications and requirements described on Exhibit A hereto as it may be modified from time to time. Quality control standards relating to the Product's weight, color, consistency, micro-biological content, labeling and packaging are also set forth on Exhibit A. In the event that Exhibit A is incomplete, Products shall be manufactured and shipped in accordance with industry standards.

A.  Labeling:  Packaging,  Customers  shall  use standard labels as specified by
    ---------------------
Grantor except for Private Label Products, as described herein. Standard labels shall contain all information necessary to conform to industry requirements.

B. Private Label Products. Vitamins, minerals, herbs, and nutritional supplement
    -----------------------
products may be available for sale with labels customized for the Customer ("Private Label Products"). Grantor shall cause supplier to affix to Private Label Products labels furnished by Customer which are consistent with supplier's , labeling equipment and meet all federal and/or state labeling requirements for the Product(s) ordered. Pricing for Private Label Products shall be as determined by supplier and posted on the Web Site by Grantor.

C.  Shipping.  Shipping shall be by UPS ground unless Customer requests and pays
    ---------
for overnight shipping by UPS. Grantor will post shipping and handling fees for overnight shipping on the Web Site. All orders from supplier's stock shall be shipped within seventy-two (72) hours of receipt of the order. Items not in stock (back orders) shall be shipped on a timely basis but not later than four to six weeks from time of order .

D. Products and Pricing. The pricing for the Product(s) is set forth on Exhibit A ---------------------
and may be amended from time to time. Terms are payment by credit card or electronic funds transfer at time of purchase.

E. The minimum order quantity is 100 bottles per formulation for standard Products. Customer Formulas, as defined herein, shall have minimum order quantities of 5,000 units.

F  .Web  Site  Maintenance: Fees. Grantor shall maintain Grantor's Web Site (the
-------------------------------
"Web Site"), posting current prices for all Products, enabling Customers to obtain unique identification codes ("User id(s)") and select passwords, and maintaining the facility for secure Internet financial transactions. Licensee shall pay Grantor a maintenance fee of $500 yearly, beginning on the anniversary date of this Agreement, for maintenance of the Web Site.

G. Orders. All sales of Product shall be performed through the Web Site. Licensee ------- must assist each Customer to register on the Web Site. Each Customer shall be issued a User id and shall select a password upon registration. Upon ordering, Customer must pay for Product by credit card, debit card, or by electronic funds transfer ("e-check") and all funds will be remitted to Grantor. Upon receipt of order, Grantor will email the supplier to purchase the Product(s) ordered. Supplier will drop-ship the order directly to the Customer.

H. Override: Payment to Licensee. Licensee agrees that Grantor shall retain a 10% ------------------------------
override on gross sales made through the Web Site by Licensee(s). Grantor agrees to pay supplier for the Product purchased upon receipt of cleared funds. Grantor will retain its override and will remit the balance to Licensee by the tenth day of the month following sales. Grantor further agrees to provide Licensee with a Monthly Sales Report of all sales made by Licensee through the Web Site detailing the purchases from each Customer. Grantor will e-mail the Monthly Sales Report to Licensee by the tenth day of the month following such sales.

I.  Warranties  and Indemnification. Grantor warrants that all Standard Products
---------------------------------
and Joint Formula Products shall be fit for the purpose for which produced and shall be in full and complete compliance with all local, state, and federal laws applicable thereto. Grantor warrants that all Custom Products shall be manufactured in accordance with Customer's specifications. Grantor warrants that all non-Private Label Products shall be correctly and accurately described on each label affixed thereto, and that all labeling affixed thereto shall. be in full and complete compliance with all local, state~ and federal laws applicable thereto. Grantor warrants, covenants and certifies that its supplier(s)' manufacturing facilities comply with applicable federal, state, city, county, and municipal laws, rules, regulations, ordinances, and codes in all material respects. Grantor hereby agrees to indemnify , hold harmless and defend
Licensee, its Customers, Buyers, affiliates, directors, officers, agents and representatives from and against any loss, claim, and expense (including attorneys fees and costs, and costs of a recall of Product) incurred or suffered as a consequence of Grantor's breach of its product warranties as set forth herein.

J. Nature of Relationship.(a) This Agreement does not constitute nor empower the
   -----------------------
Licensee as the agent or legal representative of Grantor for any purpose whatsoever. Licensee is and will continue to be an independent contractor.
(b) The arrangement created by this Agreement is not, and is not intended to be, a franchise or business opportunity under the United States' Federal Trade Commission Rule: Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures and is not a franchise, business opportunity or seller assisted marketing plan or similar arrangement under any other federal, state, local or foreign law, rule or regulation.
(c) Licensee is not prohibited by this Agreement from pursuing other business opportunities or other employment.

K.  Rights  in  Formulas.
    ---------------------
(a) Customer Formulas. Any formula provided exclusively by Licensee's Customer shall be owned by Customer ("Customer Formula"), provided that such Customer Formula does not substantially duplicate an existing Grantor formula. Grantor agrees not to sell products to other customers using any Customer Formula during the period in which Customer is ordering products containing the formula and for so long as Customer continues to purchase products containing the Customer Formula.

(b) Joint Formulas. If Grantor and Customer jointly create a formula ("Joint Formula"), such Joint Formula will be jointly owned by the parties. Grantor agrees not to sell products to other customers using the Joint Formula during the period in which Customer is ordering products containing the Joint Formula from Grantor without written permission from Customer. In the event that Customer fails to order a specific Joint Formula Product for a period of 3 months. Grantor shall be free to sell products containing the Joint Formula to other customers.

L.  Term  of  Agreement:  Breach of Agreement. This Agreement shall continue for
-------------------------------------------
three (3) years, and shall be automatically renewed unless one of the, parties provides ninety (90) days written notice of termination to the other party. Licensee may terminate this Agreement for any reason at any time upon ninety
(90) days written notice to Grantor. In the event of a material breach of this Agreement, the non-breaching party may provide written notice of breach. Upon notice from the non-breaching party, the breaching party shall have fourteen
(14) days to cure the breach, after which period, if not cured, the Agreement shall be automatically terminated. In the event of termination by Licensee prior to delivery of Product for which a purchase order has been submitted, Licensee shall reimburse Grantor for the cost of all Product and return of any boxes and labels. In no event shall reimbursement of these amounts limit Grantor's legal right to seek compensation for the amount of its profit or any other damages accrued under any canceled purchase order. In no event shall Grantor be required to accept or deliver product under any purchase order if Grantor has not received the outstanding balance due on any previous purchase order in a timely manner. Failure to so perform shall not be deemed a breach of this Agreement by Grantor.

M.  Trade  Secrets.  Grantor and Licensee(s) are the owners of certain products.
---------------
technology, information, customer lists, services, processes, financial information, pending or prospective transactions/proposals, operating and-- marketing plans and procedures. designs, product formulas, specifications, manufacturing methods, ideas, prototypes, software, patent, trademark and copyright applications or registrations and other similar data relating to each party's business which data is not publicly known and derives economic value from not being publicly known (collectively "Trade Secrets"). Each party agrees that it will not use or disclose to third parties any Trade Secret it receives from the other, except as may be contemplated by this Agreement. Each party agrees that it will take all reasonable precautions to assure that no Trade Secret is conveyed to any officer, employee, agent, manufacturer or other third party who does not have a need to know such Trade Secret. The obligations created by this Section 10 shall survive the termination of this Agreement or any business relationship between the parties. Any Trade Secret contained in any writing will be returned to the other party promptly upon written request, together with any reproductions thereof.

N.  Governing  Law:  Dispute Resolution. This Agreement shall be governed by and
-------------------------------------
construed in accordance with the laws of the State of Texas. Any dispute arising under this Agreement shall be resolved pursuant to the terms of the Dispute Resolution Agreement attached hereto as Exhibit B.

0.  Miscellaneous  Provisions.  This  Agreement constitutes the entire Agreement
--------------------------
between the parties and supersedes any prior or contemporaneous agreements, oral or written. This Agreement may only be amended by a writing signed by both parties. This Agreement may not be assigned without the written' consent of the other party; provided that this Agreement may be assigned without consent to an entity acquiring all or substantially all of the assets of either party .Any notice required or permitted to be given under this Agreement shall be in writing and sent by telecopy, personal delivery or certified mail, return receipt requested, as follows:

If  to  Vitamineralherb.Com,  Inc.:     Mr.  David  R  Mortenson
                                        PO  Box  5034
                                        Alvin  TX  77512-5034

If  to  Licensee:                       Vitaminoverrun.com  Corp.
                                        2400  Loop  35  #1502
                                        Alvin  TX  77511

Notice shall be deemed effective upon receipt if made by confirmed telecopy, personal delivery or 48 hours after deposit in the United States mail with the required postage.


IN WITNESS WHEREOF. the parties have caused this Agreement to be executed as of the date first above written.


VITAMINOVERRUN.COM CORP.
a Nevada corporation "'



By:  /s/ John T. Bauska
   ---------------------------------
   John  T.  Bauska,  Its  Secretary


VITAMINERALHERB:COM  CORP"
a  Nevada  Corporation  .



By:  /s/ David R. Mortenson
   ---------------------------------
   David  R.  Mortenson.  Its  President






                                    EXHIBIT A
                             PRODUCT SPECIFICATIONS

     In the event of any inconsistency between the terms of Customer's purchase order and this Product Specification Sheet, this Sheet and the terms of the Manufacturing Agreement shall control.


Short  Product  Name:  ______________________________

Exact  Product  Ingredients  and  Percentages:



Other  Product  Specifications:  ,

Color:  _________  Tablet  Type:_________Consistency:_______________

Weight  :______Bottle  Size/Color:_______Bottle Count:______________

Cotton  Insert  ___Bottle  Seal:_____Shrink Wrap Neck Band:_____

Silicon  Pack:______

Micro-biological content: Customer to specify any requirements, if none specified, product will be manufactured to industry standards.

Labels: Labels and/or boxes to be provided by Customer [identify any size]______

Labels/Boxes  to  be  Received  by  [date]  _________  to ensure timely delivery

Master  Pack/Wrapping/Palleting  Requirements (if any):_________________________

Ship  to  Address:_________________________________________________________

Order  Quantity:  (minimum  5,000  BOTTLES):______________________

Price:  ________________________  FOB  IFM's  facility  in  San  Diego,  CA.

Delivery  Dates(s):_________________________________

Terms of Sale: 50% with submission of purchase order; 50% due upon completion of manufacturing, unless otherwise specified

Purchase  Order  Number:___________________

Date  of  Purchase  Order:  _________________________


                                    EXHIBIT B
                          DISPUTE RESOLUTION AGREEMENT

THIS DISPUTE RESOLUTION AGREEMENT ("Dispute Resolution Agreement") is entered into and effective as of April 1 , 2001 by and between Vitamineralherb.com Corp., a Nevada corporation, and Vitaminoverrun.com Corp., a Nevada corporation.

1. INTENT OF PARTIES. The parties desire to establish a quick, final and binding
------------------
out-of-court dispute resolution procedure to be followed in the unlikely event any dispute arising out of or related to the License Agreement dated April1, 2001 between the parties ("Agreement"). As used in this Dispute Resolution Agreement, the term "dispute" is used in its broadest and most inclusive sense and shall include, without limitation, any disagreement, controversy, claim, or cause of action between the parties arising out of, related to, or involving the Agreement or the transactions evidenced by the Agreement (collectively "Dispute").

2.  NEGOTIATION.  It  is  the intent of the parties that any Dispute be resolved
------------
informally and promptly through good faith negotiation between the parties. - Therefore, in the event of a Dispute between the parties, the following will - apply:

A. Correspondence. Either party may initiate negotiation proceedings by writing a ---------------
certified or registered letter, return receipt requested, to the other party referencing this Dispute Resolution Agreement, setting forth the particulars of the Dispute, the term(s) of the Agreement involved and a suggested resolution of the problem. The recipient of the letter must respond within ten (10) days after its receipt of the letter with an explanation and response to the proposed solution.

B.  Meeting. If correspondence does not resolve the Dispute, then the authors of
   --------
the letters or their representatives shall meet on at least one occasion and attempt to resolve the matter. Such meeting shall occur not later than thirty
(30) days from the parties' last correspondence. If the parties are unable to agree on the location of such a meeting, the meeting shall be held at Grantor's corporate offices. Should this meeting not produce a resolution of the matter, then either party may request mandatory mediation (as provided below) by written notice to the other party.

3.  MEDIATION.
    ----------

A. Selection of Mediator. There shall be a single mediator. If the parties cannot ----------------------
agree upon an acceptable mediator within ten (10) days of termination of the negotiation, each party shall select one mediator from a list of not less than five (5) mediators provided by the other party. These two mediators shall select a third mediator who shall serve as the sole mediator.

B. Subject to the availability of the mediator, the mediation shall occur not more than thirty (30) days after the request for mediation. The mediation shall be held in Seattle, Washington. The cost of mediation shall be borne equally by the parties. The mediation process shall continue until the Dispute (or any part thereof) is resolved or until such time as the mediator makes a finding that there is no possibility of resolution short of referring the parties to final and binding arbitration.

4.  FINAL  AND  BINDING  AR8ITRATION.Should any Dispute (or part thereof) remain
    ---------------------------------

between the parties after completion of the negotiation and mediation process set forth above, such Dispute shall be submitted to final and binding arbitration in Seattle, Washington pursuant to the provision of R.C.W. 7.04. Procedurally, the arbitration will be conducted in conformity with Washington Mandatory Arbitration Rules 5.1 -5.4 and the following provisions, which shall supersede the R.C.W. in the event of any inconsistency:
A. Selection of Arbitrator(s). There shall be a single arbitrator, except in the case where the amount in dispute exceeds $100,000, in which case there shall be three arbitrators. If the parties cannot agree upon acceptable arbitrator(s) within ten (10) days of the termination of the mediation, each party, shall select one arbitrator from a list of not less than five (5) arbitrators provided by the other party. These two arbitrators shall select a third arbitrator who shall serve as the sole arbitrator or the third arbitrator, as the case may be. The determination of a majority of the arbitrators or the sole arbitrator, as the case may be, shall be conclusive upon the parties and shall be non-appealable.

8. Discover. No discovery shall be permitted, absent a showing of good cause. Any ---------
discovery request should be reviewed with the knowledge that this dispute resolution process was mutually agreed upon and bargained for by the parties with the intent to provide a cost-effective and timely method of resolving disputes. Any discovery granted by the arbitrator should be limited to that necessary to protect the minimum due process rights of the parties.

C.  Equitable  Remedies.  Any  party  shall  have  the right to seek a temporary
--------------------

restraining order, preliminary or permanent injunction or writ of attachment, , ---- without waiving the negotiation, mediation and arbitration provision hereof. Any other form of equitable or provisional relief and all substantive matters relating to the Dispute shall be determined solely by the arbitrator(s).

D.  Attorney's  Fees:  Arbitration  Costs.  Each  party may be represented by an
--------------------------------------

attorney or other representative selected by the party .The costs of the --- arbitration shall be borne equally by the parties. Each party shall bear its own --- attorneys'/representatives' fees and costs; provided that if the arbitrator(s) find either party has acted in bad faith, the arbitrator(s) shall have discretion to-award attorneys' fees to the other party.

E.  Scope  of Arbitration: Limitation on Powers of Arbitrator(s): Applicable Law
    ----------------------------------------------------------------------------

No party may raise new claims against the other party in the arbitration not raised in the mediation. The arbitrator shall have the power to resolve all Disputes between the parties. The arbitrator(s) shall not have the power to award treble, punitive or exemplary damages and the parties hereby waive their right to receive treble, punitive or exemplary damages, to the extent permitted by law. The arbitrator(s) shall only interpret and apply the terms and provision of the Agreement and shall not change any such terms or provisions or deprive either party of any right or remedy expressly or impliedly provided for in the Agreement. The arbitrator(s) shall apply the law of the State of Texas, or federal law, in those instances in which federal law applies.

F  .Designation  of Witnesses/Exhibits: Duration of Arbitration Process: Written
   -----------------------------------------------------------------------------

Decision. At least thirty (30) days before the arbitration is scheduled to -------- commence, the parties shall exchange lists of witnesses and copies of all ----- exhibits intended to be used in arbitration. The arbitration shall be completed ----- within 90 days of the selection of the first arbitrator. The arbitrator(s) shall render a written decision, which contains findings of fact and conclusions of law, within 30 days of the conclusion of the arbitration and shall specify a time within which the award shall be performed. Judgment upon the award may be entered in any court of competent jurisdiction.

5.  MISCELLANEOUS.
    --------------

A.  Enforcement  of  Negotiation/Mediation Provisions. If a party demanding such
---------------------------------------------------
compliance with this Agreement obtains a court order directing the other party to comply with this Dispute Resolution Agreement, the party demanding compliance shall be entitled to all of its reasonable attorneys' fees and costs in obtaining such order, regardless of which party ultimately prevails in the matter.

B. Severability. Should any portion of this Dispute Resolution Agreement be found -------------
to be invalid or unenforceable such portion will be severed from this Dispute Resolution Agreement, and the remaining portions shall continue to be enforceable unless to do so would materially alter the effectiveness of this Dispute Resolution Agreement in achieving the stated intent of the parties.

C.  Confidentiality.  The parties agree that they will not disclose to any third
----------------
party that (1) they are engaged in the dispute resolution process described herein, (2) the fact of, nature or amount of any compromise resulting here from, or (3) the fact of, nature or amount of any arbitration award. This confidentiality obligation shall not extend to the party's employees, spouses, accountant, bankers, attorneys or insurers or in the event that disclosure is otherwise required by law.

D. Time to Initiate Claims, An aggrieved party must mail and the other-party must ------------------------
receive the correspondence which initiates negotiation proceedings in connection with a Dispute as specified in Paragraph 2(A) (1) within one (1) year of the date the aggrieved party first has, or with the exercise of reasonable diligence should have had, knowledge of the event(s) giving rise to the Dispute (the "One Year Statute of Limitations"). No Dispute may be raised under this Dispute Resolution Agreement after the expiration of the One Year Statute of Limitations.

E.  Entire  Agreement.  These  dispute  resolution provisions express the entire
    ------------------
agreement of the parties and there are no other agreements, oral or written, -- concerning dispute resolution, except as provided herein. Any ambiguity in the provisions hereof shall not be construed against the drafter. This Dispute Resolution Agreement may only be modified in a writing signed by both parties.

F  .Successors.  This Dispute Resolution Agreement is binding upon and inures to
------------
the benefit of the parties, their agents, heirs, assigns, successors-in-interest, and any person, firm or organization acting for or through them.

G.  Venue  and  Jurisdiction.  Venue  and  exclusive jurisdiction for any action
----------------------------
arising out of or related to this Dispute Resolution Agreement (including, but not limited to, equitable actions contemplated by Section 4 (C) and actions brought to enforce or interpret this Dispute Resolution Agreement) shall be in the state courts for the County of Brazoria, Texas or the federal court for the Southern District of Texas.

H.  Notice.  Any notice or communication required to be given hereunder shall be
    -------
in writing and shall be mailed via the United States Postal Service by Certified Mail or Registered Mail, Return Receipt Requested, or by Federal Express or other overnight courier which can document delivery, to the address of the party to be served as shown below (or such other address as the party shall from time to time notify). Such notice shall be deemed to have been served at the time when the same is received by the party being served.

          Vitamineralherb.com  Corp.:      David  R.  Mortenson,  President  .

                                           PO  Box  5034

                                           Alvin  TX  77512-5034



          Vitaminoverrun.com  Corp.:       John  T.  Bauska

                                           2400  Loop  35  #1502

                                           Alvin  TX  77511




I.  Acknowledgment  of  legal  Effect  of  this Dispute Resolution Agreement. By
--------------------------------------------------------------------------
signing this Dispute Resolution Agreement, the parties acknowledge that they are --- giving up any rights they may possess to have Disputes litigated in a court and are hereby waiving the right to a trial by jury .The parties further acknowledge that they are agreeing to a one year statute of limitations regarding all Disputes and that they are giving up their judicial rights to discovery and to appeal, unless such rights are specifically set forth above. The parties acknowledge that if they refuse to submit to the provisions of this Dispute Resolution Agreement they may be compelled to do so under the authority of the Washington Mandatory Arbitration Rules. The parties acknowledge that they have had the opportunity to consult counsel regarding the meaning and legal effect of. this Dispute Resolution Agreement and enter into it knowingly and voluntarily.

     IN WITNESS WHEREOF, the parties have entered into this Dispute Resolution Agreement as of the date first above written.

Vitaminoverrun.com  Corp.,                 Vitamineralherb.com  Corp.,
a  Nevada  corporation                     a  Nevada  Corporation




By: /s/  John  T.  Bauska                  By:  /s/  David  R. Mortenson
   -----------------------                    --------------------------
   John T. Bauska, Its Secretary              David R. Mortenson, Its President






Letter to the SEC


APACHE  MOTOR  CORPORATION
                                                                      Suite 676,
                                                       141 - 757 W. Hastings St.
                                                 Vancouver, B.C.  Canada V6C 1A1
                                          Phone: 604-681-7806  Fax: 604-683-0728
                                                     E-Mail: sierrainc@telus.net


December  21,  2001

VIA  FACSIMILE  AND  U.S.  MAIL
-------------------------------
James  LopezSpecial
CounselU.S.
Securities and Exchange Commission
Division of Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  D.C.  20549
Attn:  S.  Scott  Lieberman


Re:     Apache  Motor  Corporation
        --------------------------
        Amendment  No.  2  to  Form  8-K  12g-3  filed  September  27,  2001

        Form  8-K  Filed  October  1,  2001
        File  No.  000-33149


Ladies  and  Gentlemen:

This letter responds to your letter dated December 10, 2001, commenting on Apache Motor Corporation's (the "Company") Amendment No. 2 to Form 8-K 12g-3 filed on September 27, 2001 and its Form 8-K filed on October 1, 2001. The item numbers in this response correspond to the numbered comments in your letter of December 10. In connection with this response, we have filed Amendment No. 3 to the Form 8-K 12g-3 and Amendment No. 1 to the Form 8-K, and we enclose three copies of each of the revised Forms marked to show revisions to the Forms. Page number references are to the amended Forms accompanying this letter, unless otherwise noted. We have made every effort to thoroughly respond to your comments.

FORM  8-K  FILED  OCTOBER  1,  2001
-----------------------------------

General
-------

1. With respect to the acquisition of The Apache Motor Corp. ("Apache"), Nevada private corporations law does not require a shareholder vote by the acquiring entity where a voluntary share exchange takes place. The board of directors of the acquiring entity has the authority to issue the common equity of the corporation in consideration for the stock held by the shareholders of the entity to be acquired. In this case, the board of directors of the Company issued common stock to the shareholders of Apache in exchange for the common stock of Apache that they owned at the time. The Company prepared an offering memorandum and sent it to the Apache shareholders and they each signed the Voluntary Share Exchange Agreement and a subscription agreement following receipt and review of the offering memorandum. Nevada Revised Statutes Section 78.215(1) provides that "[a] corporation may issue and dispose of its authorized shares for such consideration as may be prescribed in the articles of incorporation or, if no such consideration is so prescribed, then for such consideration as may be fixed by the board of directors." Nevada Revised Statutes Section 78.211(1) provides that "[t]he board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, ." The adequacy of the consideration is determined by the board of directors and "is conclusive in the absence of actual fraud in the transaction." Nevada Revised Statutes
     Section 78.211(2). The board of directors determined that the common stock of Apache was adequate consideration for the common stock of the Company and approved the issuance of the stock to the Apache shareholders. The Apache shareholders voluntarily subscribed for the common stock of the Company. Finally, Nevada Revised Statutes Section 92A.110(4), pertaining to mergers and share exchanges, provides that "[t]his section does not limit the power of a domestic entity to acquire all or part of the owner's interests or one or more class or series of owner's interests of another person through a voluntary share exchange or otherwise."


2. Since no shareholder vote was required by the Company's shareholders for the board of directors of the Company to take action with respect to the issuance of the common stock to the Apache shareholders, no Schedule 14C was required.

3. We have revised the Description of Business section of the Form 8-K to include disclosure regarding the Company's Vitamineralherb.com business plan and its current status. The Company will be pursuing both its engine business and Vitermineralherb.com business concurrently. The directors and officers have backgrounds in the both businesses.

4. We have revised the Form 8-K to include information similar to that requested by Form 10-SB, including disclosure regarding related party transactions and recent sales of unregistered securities.

FORM  8-K  12G-3/A  FILED  SEPTEMBER  17,  2001
-----------------------------------------------

Limited  Trading  Market  for  the  Company's  Common  Stock,  page  16
-----------------------------------------------------------------------

5. We have revised the risk factor in Amendment No. 3 to Form 8-K 12g-3 to reflect that no market exists for the Company's common stock.

Exhibit  Index
--------------

6. We have included the license agreement between the Company and David R. Mortenson & Associates as an exhibit to Amendment No. 3 to Form 8-K 12g-3.


FORM  8-K  FILED  OCTOBER  1,  2001
-----------------------------------

Item  2.  Acquisition  or  Disposition  of  Assets
--------------------------------------------------
(a)  Description  of  Business
------------------------------
Description  of  the  Business  of  Apache
------------------------------------------

7. We have revised the Description of Business section and Management's Discussion and Analysis section to include disclosure regarding the Company's Vitamineralherb.com business plan and its current status.

General  -  Going  Concern  Uncertainty
---------------------------------------

8. We have revised the Management's Discussion and Analysis section of the Form 8-K to include a description of management's plans to mitigate the effect of uncertainties about its continued existence as a going concern. We have also included discussion about the Company's ability to obtain sufficient funding to support the implementation of its business plans over the next twelve months both in the Management's Discussion and Analysis section of the Form 8-K and the notes to the pro forma financial information.

Item  7.  Financial  Statements  -  The  Apache  Motor  Corp.  ("Apache")
-------------------------------------------------------------------------

9. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes unaudited updated historical financial statements of Apache, prepared by management, for the interim period ended August 31, 2001.


Pro  Forma  Consolidated  Financial  Statements
-----------------------------------------------

10. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes the following pro forma information in the format provided in your comment:

          Pro Forma Consolidated Balance Sheet as at August 31, 2001 (unaudited)

          Pro Forma Consolidated Statement of Operations for the six-month period ended August 31, 2001 and the year ended February 28, 2001 (unaudited)

          Notes  to Pro Forma Consolidated Financial Statements (unaudited)

11. The pro forma consolidated statement of stockholders' equity has been eliminated from Amendment No. 1 to the Form 8-K.

12. The board of directors of the Company has, by unanimous written consent, changed the fiscal year end of the Company to February 28/29 to coincide with the fiscal year end of Apache and the Company's predecessor Cambridge Creek Companies, Ltd. An Item 8 has been added to Amendment No. 1 to Form 8-K to disclose the change to the fiscal year of the Company. The Company will file a transitional Form 10-QSB for the nine month period ended
     November  30,  2001  within  the  prescribed  period  of  time.

13.  Not  applicable.

14. The pro forma consolidated statement of operations has been revised to reflect unaudited pro forma financial information for the fiscal year ended February 28, 2001 and the six-month interim period ended August 31, 2001.

Pro  Forma  Consolidated  Balance  Sheet
----------------------------------------

15. We have revised the notes to the pro forma financial statements to include an explanation of the technology rights. The category of other loans has been restated to properly reflect inclusion in share capital.

Note  1.  Organization  and  Basis  of  Presentation
----------------------------------------------------

16. We have revised the first sentence of the second paragraph in note 1 of the pro forma financial information to reflect that the pro forma information is intended to provide investors with information about the continuing impact of the acquisition of Apache.

Note  2.  Significant  Accounting  Policies
-------------------------------------------
(a)  Foreign  currency  translation
-----------------------------------

17. Amendment No. 1 to Form 8-K, which has been filed in connection with this response, includes the current exchange rates in the pro forma financial information Note 2(a) regarding the Company's foreign currency translation policy.

Very  truly  yours,

   /s/  Robert  W.  Wither
Robert  W.  Wither

Enclosures
cc:     Christine  Cerisse,  via  facsimile  604.681.7806
        Derek  Woolston,  via  facsimile  206.447.3398